Earnings Conference Call – Fourth Quarter 2013
February 11, 2014
The Mosaic Company
Jim Prokopanko, President and Chief Executive Officer
Larry Stranghoener, Executive Vice President and Chief Financial Officer
Laura Gagnon, Vice President Investor Relations
Exhibit 99.2

Safe Harbor Statement
This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about the proposed acquisition and assumption of certain related liabilities of the Florida phosphate assets of CF Industries, Inc. (“CF”) and the ammonia supply agreements with CF; the benefits of the transactions with CF; repurchases of stock;
other proposed or pending future transactions or strategic plans and other statements about future financial and operating results. Such statements are based upon the current beliefs and expectations of The Mosaic Company’s management and are subject to significant risks and uncertainties.
These risks and uncertainties include but are not limited to risks and uncertainties arising from the possibility that the closing of the proposed phosphate assets acquisition may be delayed or may not occur, including delays arising from any inability to obtain governmental approvals of the transaction on the proposed terms and schedule and the ability to satisfy other closing conditions; difficulties with realization of the benefits of the transactions with CF, including the risks that the acquired assets may not be integrated successfully or that the cost or capital savings from the transactions may not be fully realized or may take longer to realize than expected, regulatory agencies might not take, or might delay, actions with respect to permitting or regulatory enforcement matters that are necessary for Mosaic to fully realize the benefits of the transactions including replacement of CF’s escrowed financial assurance funds, or the price of natural gas or ammonia changes to a level at which the natural gas based pricing under one of the long term ammonia supply agreements with CF becomes disadvantageous to Mosaic; customer defaults; the effects of
Mosaic’ decisions to exit business operations or locations; the predictability and volatility of, and customer expectations about, agriculture, fertilizer, raw material, energy and transportation markets that are subject to competitive and other pressures and economic and credit market conditions;
the level of inventories in the distribution channels for crop nutrients; changes in foreign currency and exchange rates; international trade risks and other risks associated with Mosaic’s international operations and those of joint ventures in which we participate, including the risk that protests against natural resource companies in Peru extend to or impact the Miski Mayo mine; changes in government policy; changes in environmental and other governmental regulation, including greenhouse gas regulation, implementation of numeric water quality standards for the discharge of nutrients into Florida waterways or possible efforts to reduce the flow of excess nutrients into the Mississippi River basin or the Gulf of Mexico;
further developments in judicial or administrative proceedings, or complaints that Mosaic’s operations are adversely impacting nearby farms, business operations or properties; difficulties or delays in receiving, increased costs of or challenges to necessary governmental permits or approvals or increased financial assurance requirements; resolution of global tax audit activity; the effectiveness of the Company’s processes for managing its strategic priorities; the ability of the Northern Promise joint venture among Mosaic, Ma’aden and SABIC to obtain project financing in acceptable amounts and upon acceptable terms, the future success of current plans for the joint venture and any future changes in those plans;
adverse weather conditions affecting operations in Central Florida, the Mississippi River basin or the Gulf Coast of the United States, and including potential hurricanes, excess rainfall or drought; actual costs of various items differing from management’s current estimates, including, among others, asset retirement, environmental remediation, reclamation or other environmental regulation, Canadian resources taxes and royalties, the liabilities Mosaic is assuming in the proposed phosphate assets acquisition or the cost of Mosaic’s commitments to repurchase its stock; reduction of Mosaic’s available cash and liquidity, and increased leverage, due to its use of cash and/or available debt capacity to fund share repurchases, financial assurance requirements and strategic investments; brine inflows at Mosaic’s Esterhazy, Saskatchewan, potash mine or other potash shaft mines; other accidents and disruptions involving Mosaic’s operations, including potential mine fires, floods, explosions, seismic events or releases of hazardous or volatile chemicals, as well as other risks and uncertainties reported from time to time in The Mosaic Company’s reports filed with the Securities and Exchange Commission. Actual results may differ from those set forth in the forward-looking statements.

3

Fourth Quarter Financial Highlights
$2.2 billion
$179 million
$0.30 diluted earnings per share
Includes $0.06 negative impact of notable items
$88
$96
0
Operating Earnings
$1,556
$652
Net Sales
Phosphates
Potash

Volume First, Then Price and Margin
Expect price/margin improvement in H1 2014
Phosphates
• In December
prices moved
up
• Expect 2014
shipments to be
64-66 million
tonnes
Source: Mosaic
5
0%
5%
10%
15%
20%
25%
-
500
1,000
1,500
2,000
2,500
3,000
3,500
4,000
Q1
2012
Q2
2012
Q3
2012
Q4
2012
Q1
2013
Q2
2013
Q3
2013
Q4
2013
Sales Volumes GM Rate

Expect price improvement in H2 2014
Potash
Volume First, Then Price and Margin
• Expect gap to
widen in Q1,
upward price
momentum
second half of
2014
• Expect 2014
shipments to be
57-59  million
tonnes
Source: Mosaic
6
0%
10%
20%
30%
40%
50%
60%
-
500
1,000
1,500
2,000
2,500
3,000
Q1
2012
Q2
2012
Q3
2012
Q4
2012
Q1
2013
Q2
2013
Q3
2013
Q4
2013
Sales Volumes GM Rate

Strategic Accomplishments
Executing well against strategic priorities - since last update:
DOJ closed review of CF phosphates business acquisition
Completed very successful proving run at Esterhazy K2
Progressed on K3 expansion – on time, on scope, on budget
Broke ground on Saudi Arabia phosphate project
Set new sales record for MicroEssentials®

Strategic Accomplishments - continued
Capital – since last update:
Earlier in 2013 announced:
Share repurchase authorization
Signed agreement to repurchase 43.3 million Class A shares
Issued $2 billion of debt and upsized revolving line of credit
Intention to continue to invest in Brazil distribution and to exit
Argentina and Chile
Plans to sell Hersey (MI) salt mine
Dissolution of PhosChem
Commitment to reduce operating costs

2014 Priorities
Successfully close and
integrate CF phosphate
business acquisition
Execute Saudi Arabia
phosphate JV next steps
Continue progress with K3
expansion
Reduce SG&A and operating
expenses
Drive improved safety
Continue premium product
growth: P&K
Increase value capture
Execute Brazil growth strategy
Achieve previously stated
balance sheet targets

Growth Market Access, Innovation, People
Shareholder Value

Financial Results Review 10

Balance Sheet Update
We continue to have substantial cash and capital to redeploy:
Share repurchase authorization
Plan to issue short-duration debt to finance acquisition of CF
Industries phosphate business

Decisions Impacting Results
Forward share repurchase
Tax items
– Discrete tax items of approximately $100 million:
• Tax settlement between governments changed
our intention to repatriate earnings resulting in
~$100 million non cash P&L impact
• Modestly higher 2014 tax rate, reverting in 2015

Phosphates Segment Highlights
$ In millions, except DAP price Q4 2013 Q3 2013 Q4 2012
Net sales $1,556 $1,419 $1,656
Gross Margin $188 $193 $280
Percent of net sales 12% 14% 17%
Operating earnings $96 $58 $208
Sales volumes 3.4 2.7 2.8
NA production volume (a) 2.0 2.1 2.2
Finished product operating rate 81% 88% 89%
Avg DAP selling price $381 $436 $532
(a) Includes crop nutrient dry concentrates and animal feed ingredients
13
Fourth quarter highlights:
1.
2.
Decline in net sales was driven by lower realized prices of finished product, partially offset by higher sales volumes.
The year-over-year change in gross margin rate primarily reflects lower finished product prices, only partially offset by lower raw material costs.  Gross margin rate was also negatively impacted by lower margins on crop nutrient blends.
OPERATING EARNINGS BRIDGE
400
350
300
250
200
150
100
50
0
Q4 2012 OE Raw
materials
Sales
price
Sales
volumes
Other Q4 2013 OE
$ IN MILLIONS

OPERATING EARNINGS BRIDGE
$IN MILLIONS
300
250
200
150
100
50
0
Q4 2012 OE
Sales price
Sales volumes
Resource taxes & royalties
Other
Q4 2013 OE

Potash Segment Highlights
Fourth quarter highlights:
1.
2.
14
$ In millions, except MOP price Q4 2013 Q3 2013 Q4 2012
Net sales $652 $523 $726
Gross Margin $134 $184 $300
Percent of net sales 21% 35% 41%
Operating earnings $88 $92 $260
Sales volumes 1.9 1.4 1.4
Production volume 1.7 2.0 1.8
Production operating rate 65% 73% 75%
Avg MOP selling price $303 $342 $435
Decline in net sales was driven by lower realized MOP prices, partially offset by higher sales volumes.
The year-over-year decrease in operating earnings was driven by lower realized prices, higher depreciation expenses and higher idle plant costs.

Phosphate Raw Material Trends

Ammonia Sulfur
($/tonne)
($/tonne)
1) Market ammonia prices are average prices based upon Tampa C&F as reported by Fertecon
2) Market sulfur prices are average prices based upon Tampa C&F as reported by Green Markets
2
2
1
$-
$50
$100
$150
$200
$250
Q1
2012
Q2
2012
Q3
2012
Q4
2012
Q1
2013
Q2
2013
Q3
2013
Q4
2013
Realized in Cost of Goods Sold Market Prices
$-
$100
$200
$300
$400
$500
$600
$700
$800
Q1
2012
Q2
2012
Q3
2012
Q4
2012
Q1
2013
Q2
2013
Q3
2013
Q4
2013
Realized Costs Market Prices

Financial Guidance Summary
Phosphates Guidance – 2014
Q1 Sales volume 2.3 – 2.6 million tonnes
Q1 DAP selling price $390 - $420 per tonne
Q1 Gross margin rate in the upper teens
Q1 Operating rate in the low 80 percent range
Potash Guidance – 2014
Q1 Sales volume 2.3 – 2.7 million tonnes
Q1 MOP selling price $245-$275 per tonne
Q1 Gross margin rate around the 30 percent range
Q1 Operating rate mid 80 percent range
Canadian Resource Taxes
and Royalties - 2014
$120 -$180 million
Brine Management – 2014 Approximately $200 million

Financial Guidance Summary
Corporate Guidance – 2014
Total SG&A - 2014 $350 - $400 million
Capital Expenditures - 2014 $1.0 billion to $1.3 billion
Effective Tax Rate - 2014 Mid to high 20 percent range

2014 Outlook

What we’re watching
Agricultural commodity pricing:
- South American crop progress
- Energy, bio-fuels and livestock prices
- U.S. Prospective Plantings Report – 3/31/14
India P&K demand for 2014/15
Producer and channel inventories
Macro economic developments

Long-term Opportunity Remains Compelling

1.75
2.00
2.25
2.50
2.75
3.00
3.25
3.50
3.75
775
800
825
850
875
900
925
950
975
80 85 90 95 00 05 10 15 F 20 25 30
MT Ha Mil Ha
Source:  USDA and Mosaic
World Harvested Area and Average Yield
Actual  Area Forecast Area Actual Yield Required Yield 1980-10 Yield Trend
F F F
Yield growth required to keep up with demand

Helping the World Grow the Food it Needs 21

Mosaic is currently implementing a new inventory valuation system. After implementation, Mosaic expects to include this information in its performance data disclosures.
Q4 2013 Percent
Ammonia ($/MT)
Realized in COGS $422
Average Purchase Price $468
Sulfur ($/LT)
Realized in COGS $123
Average Purchase Price $  95
Phosphate rock (used in production)
('000 metric tonnes)
US mined rock 2,941 88%
Purchased Miski Mayo rock 252 7%
Other purchased rock 159 5%
Total 3,352 100%
Average cost / tonne consumed rock $62
Raw Material Cost Detail

(a) These factors do not change in isolation; actual results could vary from the above estimates
(b) Assumes no change to KMAG pricing
CY13 Q4
Actual
Change
CY13 Q4
Margin %
Actual
% Impact on
Segment
Margin
Pre-Tax
Impact
EPS Impact
Marketing
MOP Price ($/tonne)
(b)
$303 $50 35% 13% $87 $0.17
Potash Volume
(million tonnes)
1.9 0.5 35% 11% $72 $0.14
DAP Price ($/tonne) $381 $50 14% 9% $134 $0.27
Phosphate Volume
(million tonnes)
3.4 0.5 14% 3% $49 $0.10
Raw Materials
Sulfur ($/lt) $123 $50 14% 4% $59 $0.12
Ammonia ($/tonne) $422 $50 14% 2% $31 $0.06
Earnings Sensitivity to Key Drivers (a)

Stable Long-term Supply and Demand Outlook
Potash Production, Capacity and Operating Rate Forecast
Capacity Production Operating Rate
Source: Mosaic
24
40%
50%
60%
70%
80%
90%
100%
0
10
20
30
40
50
60
70

2000 2004 2008 2012 2016 2020

Positive Long-term Supply and Demand Outlook
Phosphate Production,
Capacity and Operating Rate Forecast
Source: Mosaic
25
65%
70%
75%
80%
85%
90%
95%
0
20
40
60
80
100
120
2000 2004 2008 2012 2016 2020
Capacity Production Op Rate